TWO HANDS CORPORATION

AUDIT COMMITTEE CHARTER

(Adopted on October 26, 2021)

1.	RESPONSIBILITY

The Audit Committee is responsible for assisting the board of directors of the Company (“Board”) in fulfilling its oversight responsibilities in relation to:

•	the integrity of the Company’s financial statements;
•	the Company’s compliance with legal and regulatory requirements as they relate to the Company’s financial statements;
•	the qualifications, independence and performance of the Company’s external auditor (the “Auditor”);
•	the enterprise risk management process;
•	internal control over financial reporting and disclosure controls and procedures;
•	the performance of the Company’s internal audit function; and
•	performing the additional duties set out in this Charter or otherwise delegated to the Audit Committee by the Board.

2.	MEMBERS

The Committee shall be comprised of a minimum three directors as determined by the Board, a majority of whom shall not be officers or employees of the Company or any of its Affiliates. If the Company ceases to be a “venture issuer” (as that term is defined in Multilateral Instrument 52-110 – Audit Committees), then all of the members of the Committee shall be free from any material relationship with the Company that, in the opinion of the Board, would interfere with the exercise of their independent judgment as a member of the Committee.

If the Company ceases to be a venture issuer then all members of the Committee shall also have accounting or related financial management expertise. All members of the Committee should have the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

3.	CHAIR

Each year, the Board shall appoint one member to be Chair of the Audit Committee. If, in any year, the Board does not appoint a Chair, the incumbent Chair shall continue in office until a successor is appointed. The Board has adopted and approved a position description for the Chair which sets out his or her role and responsibilities.

4.	TENURE

Each member shall hold office until his or her term as a member of the Audit Committee expires or is terminated.

5.	QUORUM, REMOVAL AND VACANCIES

A majority of the Audit Committee’s members shall constitute a quorum. Any member may be removed and replaced at any time by the Board. The Board shall fill vacancies in the Audit Committee by appointment from among the members of the Board. If a vacancy exists on the Audit Committee, the remaining members may exercise all powers so long as a quorum remains in office.

6.	DUTIES

The Audit Committee shall have the duties set out below as well as any other duties that are specifically delegated to the Audit Committee by the Board.

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(a) Appointment and Review of Auditor

The Auditor is ultimately accountable to the Audit Committee as representatives of the Shareholders. The Audit Committee has direct responsibility for overseeing the work of the Auditor. Accordingly, the Audit Committee shall evaluate and be responsible for the Company’s relationship with the Auditor. Specifically, the Audit Committee shall:

•	select, evaluate and nominate the Auditor for appointment or reappointment, as the case may be, by the Shareholders;
•	review the Auditor’s engagement letter;
•	at least annually, obtain and review a report by the Auditor describing:

-	the Auditor’s internal quality-control procedures; and
-	any material issues raised by the most recent internal quality-control review, peer review, review by any independent oversight body such as the Canadian Public Accountability Board or governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the Auditor, and the steps taken to deal with any issues raised in these reviews.

(b) Confirmation of Independence of Auditor

At least annually, and before the Auditor issues its report on the annual financial statements, the Audit Committee shall:

•	ensure that the Auditor submits a formal written statement describing all relationships between the Auditor and the Company;
•	discuss with the Auditor any disclosed relationships or services that may affect the objectivity and independence of the Auditor; and
•	obtain written confirmation from the Auditor that it is objective and independent within the meaning of the Rules of Professional Conduct/Code of Ethics adopted by the provincial institute or order of Chartered Accountants to which it belongs.

(c) Rotation of Engagement Partner/Lead Partners

The Audit Committee shall, after taking into account the opinions of management, evaluate the performance of the Auditor and the engagement partner/lead partners and shall rotate the engagement partner/lead partners when required or necessary.

(d) Pre-Approval of Non-Audit Services

The Audit Committee shall pre-approve the retaining of the Auditor for any non-audit service, provided that no approval shall be provided for any service that is prohibited under the rules of the Canadian Public Accountability Board or the Independence Standards of the Canadian Institute of Chartered Accountants. Before retaining the Auditor for any non- audit service, the Audit Committee shall consider the compatibility of the service with the Auditor’s independence. The Audit Committee may pre-approve retaining the Auditor for the engagement of any non-audit services by establishing policies and procedures to be followed prior to the appointment of the Auditor for the provision of such non-audit services. In addition, the Audit Committee may delegate to one or more members the authority to pre-approve retaining the Auditor for any non-audit service to the extent permitted by applicable law.

(e) Communications with Auditor

The Audit Committee shall meet privately with the Auditor as frequently as the Audit Committee feels is appropriate for the Audit Committee to fulfill its responsibilities (which shall not be less frequently than quarterly) and to discuss any concerns of the Audit Committee or the Auditor, such as:

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•	matters that will be referred to in the Auditor’s management letter;
•	whether or not the Auditor is satisfied with the quality and effectiveness of the financial recording procedures and systems;
•	the extent to which the Auditor is satisfied with the nature and scope of its examination and management’s cooperation and responsiveness to matters arising from such examination.

(f) Review of Audit Plan

The Audit Committee shall review a summary of the Auditor’s audit plan in advance of each audit.

(g) Review of Audit Fees

The Audit Committee has the direct responsibility for approving the Auditor’s fees. In approving the Auditor’s fees, the Audit Committee should consider, among other things, the number and nature of reports issued by the Auditors, the quality of the internal controls, the impact of the size, complexity and financial condition of the Company on the audit work plan, and the extent of internal audit and other support provided by the Company to the Auditor.

(h) Review of Annual Audited Financial Statements

The Audit Committee shall review the annual audited financial statements, together with the Auditor’s report thereon and the related MD&A, before recommending them for approval by the Board, to assess whether or not they present fairly in all material respects, in accordance with Generally Accepted Accounting Principles in the United States of America (U.S. GAAP), the financial condition, results of operations and cash flows of the Company.

In conducting their review, the Audit Committee should:

•	discuss the annual audited financial statements and MD&A with management and the Auditor;
•	consider the quality of, and not just the acceptability of, the accounting principles applied, the reasonableness of management’s judgments and estimates that have a significant effect upon the financial statements, and the clarity of the disclosures in the financial statements;
•	discuss with the Auditor its report which addresses:

-	all critical accounting policies and practices to be used;
-	all alternative treatments of financial information within U.S. GAAP that have been discussed with management of the Company, ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the Auditors; and
-	other material written communication between the Auditor and management of the Company, such as any management letter or schedule of unadjusted differences;

•	discuss any analyses prepared by management and the Auditor that set out significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative U.S. GAAP;
•	discuss the effect of off-balance sheet transactions, arrangements, obligations (including contingent liabilities) and other relationships with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues and expenses;
•	consider any changes in accounting practices or policies and their impact on financial statements of the Company;
•	discuss with management, the Auditor and, if necessary, legal counsel, any litigation, claim or other contingency, including tax assessments, that could have a material effect upon the financial position of the Company, and the manner in which these matters have been disclosed in the financial statements;
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•	discuss with management and the Auditor correspondence with regulators or governmental agencies, employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies;
•	discuss with the Auditor any special audit steps taken in light of any material weaknesses in internal control;
•	discuss with the Auditor any difficulties encountered in the course of the audit work, including any restrictions on the scope of their procedures and access to requested information, accounting adjustments proposed by the Auditor that were not applied (because they were immaterial or otherwise), and significant disagreements with management;
•	consider any other matter which in its judgment should be taken into account in reaching its recommendation to the Board concerning the approval of the financial statements;
•	satisfy itself that appropriate accounting policies and practices have been selected and applied consistently; and
•	satisfy itself that management has established appropriate procedures to comply with applicable legislation for the remittance of taxes, pension monies and employee remuneration.

(i) Review of Interim Financial Statements

The Audit Committee shall also engage the Auditor to review the interim financial statements prior to the Audit Committee’s review of such financial statements. The Audit Committee should discuss the interim financial statements and related MD&A with management and the Auditor and, if satisfied that the interim financial statements present fairly in all material respects in accordance with IFRS the financial condition, results of operations and cash flows, recommend the interim financial statements and the related MD&A to the Board for approval.

(j) Other Financial Information

The Audit Committee shall review other financial-related releases, as well as the nature of any financial information and earnings guidance provided to analysts and rating agencies in accordance with the Company’s disclosure policy. In addition, the Audit Committee shall satisfy itself that adequate procedures are in place for the review of the public disclosure of information extracted or derived from the Company’s financial statements and must periodically assess the adequacy of those procedures.

(k) Review of Prospectuses and Other Regulatory Filings

The Audit Committee shall review all other financial statements of the Company that require approval by the Board before they are released to the public, including, without limitation, financial statements for use in prospectuses or other offering or public disclosure documents and financial statements required by regulatory authorities. The Audit Committee shall review the Annual Information Form of the Company prior to its filing.

(l) Review of Related Party Transactions

The Audit Committee shall review all material proposed related party transactions that are not dealt with by a “special committee” of “independent directors” pursuant to securities law rules.

(m) Review of Internal Audit Services

The Audit Committee shall review the mandate of Internal Audit Services, the budget, planned activities and organizational structure of Internal Audit Services to ensure that it is independent of management and has sufficient resources to carry out its mandate.

The members shall meet privately with the senior officer in charge of internal audit as frequently as the Audit Committee feels is appropriate for the Audit Committee to fulfill its responsibilities, which shall not be less frequently than quarterly, to discuss any areas of concern to the Audit Committee or to the senior officer in charge of internal audit to confirm that:

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•	significant resolved and any unresolved issues between auditors and management have been brought to its attention;
•	the principal risks of the Company’s businesses have been identified by management and appropriate policies and systems have been implemented to manage these risks; and
•	the integrity of the Company’s internal control and management information systems are satisfactory.

(n) Relations with Management

The members shall meet privately with management as frequently as the Audit Committee feels is appropriate to fulfil its responsibilities, which shall not be less frequently than quarterly, to discuss any concerns of the Audit Committee or management.

(o) Oversight of Internal Control over Financial Reporting and Disclosure Controls and Procedures

The Audit Committee shall, with the assistance of management, review the adequacy of the internal control over financial reporting adopted by the Company.

The Audit Committee shall, with the assistance of management, review the effectiveness of the controls and procedures that have been adopted to ensure the disclosure of all material information about the Company and its subsidiaries as required by applicable law or security exchange rules. The Audit Committee shall receive regular reports from the Company’s Disclosure Committee with respect to the Company’s system of disclosure controls and procedures. The Audit Committee shall also review no less than annually the Company’s Disclosure Policy.

(p) Legal Compliance

The Audit Committee shall review with legal counsel any legal matters that may have a significant effect on the Company’s financial statements. The Audit Committee should review with legal counsel material inquiries received from regulators and governmental agencies. The Audit Committee shall review with a representative of the Ethics and Conduct Committee any material matters arising from any known or suspected violation of the Company’s Code of Conduct with respect to financial and accounting matters and any material concerns regarding questionable accounting or auditing matters raised through the Company’s ethics response line or otherwise.

(q) Enterprise Risk Management

The Audit Committee shall review the Company’s enterprise risk management program, including its policies and processes with respect to risk identification and assessment and the management of the Company’s risk. The Audit Committee shall receive periodic reports from Internal Audit Services and the Chair of the Audit Committee shall periodically report to the Board on any major issues arising from the enterprise risk management program. The Audit Committee shall oversee the process by which the major risks are reviewed by either the Audit Committee, another Committee or the full Board on a periodic basis.

(r) Taxation Matters

The Audit Committee shall review the status of taxation matters of the Company.

(s) Hiring Policies

The Audit Committee shall review and approve the Company’s hiring policies with respect to partners and professional employees of present and former external auditors of the Company.

7.	COMPLAINTS PROCEDURE

The Audit Committee shall monitor the effectiveness of the Company’s procedures for the receipt, retention and follow-up of complaints received by the Company regarding accounting, internal controls, disclosure controls or auditing matters and for the confidential, anonymous submission of concerns by employees of the Company regarding accounting, internal controls, or auditing matters. The Audit Committee shall review and annually approve the Company’s Accounting, Auditing and Internal Controls Complaints Procedures. The Committee shall review with management periodic reports in this regard.

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8.	REPORTING

The Audit Committee shall report to the Board on:

•	the Auditor’s independence;
•	the performance of the Auditor and the Audit Committee’s recommendations regarding the reappointment or termination of the Auditor;
•	the performance of the internal audit function;
•	the adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures;
•	the Audit Committee’s review of the annual and interim financial statements of the Company and any U.S. GAAP reconciliation, including any issues with respect to the quality or integrity of the financial statements, along with the MD&A, and shall recommend whether or not the Board should approve the financial statements and any U.S. GAAP reconciliation and the MD&A;
•	the Audit Committee’s review of the Annual Information Form;
•	the Company’s compliance with legal and regulatory matters to the extent they affect the financial statements of the Company;
•	the management of risk identified pursuant to the enterprise risk management program; and
•	all other material matters dealt with by the Audit Committee.

9.	REVIEW AND DISCLOSURE

This Charter should be reviewed by the Audit Committee at least annually and be submitted to the Board for consideration with such amendments as the Audit Committee proposes and for recommendation to the Board for approval with such further amendments as the Board proposes.

10.	FREQUENCY OF MEETINGS AND IN CAMERA SESSIONS

The Audit Committee shall meet at least five times annually. Following each regularly-scheduled meeting of the Audit Committee, the Committee members shall meet in private session.

11.	RETENTION OF EXPERTS

The Audit Committee may engage such special legal, accounting or other experts, without Board approval and at the expense of the Company, as it considers necessary to perform its duties.

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